UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Ideanomics, Inc., a Nevada corporation (the “Company”) is filing this Current Report on Form 8-K for the purpose of furnishing certain consolidated financial information of its subsidiary, Timios Holdings Corp., and its consolidated subsidiaries as of, and for the years ended, December 31, 2022, 2021 and 2020, attached as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K,  the information in this Item 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statements Regarding the Timios Financial Information

The Company cautions investors and potential investors not to place undue reliance upon the information contained in this Report, including Exhibit 99.1 hereto, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The information provided is limited in scope to only one of the Company’s businesses, and is being furnished solely for the purpose of complying with Regulation FD of the Securities and Exchange Commission. This information is unaudited and is not presented in accordance with accounting principles generally accepted in the United States (“GAAP”), does not include the explanatory notes that would be required by GAAP, and may exclude other items required by GAAP, such as certain reclassifications, non-cash items, accruals, valuations and disclosures. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, information contained in this Report, including Exhibit 99.1 hereto, is complete. The information contained and incorporated by reference herein should be read together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent Quarterly Reports on Form 10-Q (in each case including the financial statements and notes thereto included therein) and subsequent Current Reports on Form 8-K, as filed with the Securities and Exchange Commission and available at www.sec.gov. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Report, except as required by law. Results and information set forth herein should not be viewed as indicative of future results.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Consolidated Financial Information of Timios Holdings Corp. and its Subsidiaries for the Years Ended December 31, 2022, 2021 and 2020
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: March 29, 2023	By:	/s/ Alfred P. Poor
Alfred P. Poor
Chief Executive Officer